UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number:
811-23983

Gladstone Alternative Income Fund
(Exact name of registrant as specified in charter)

1521 Westbranch Drive, Suite 100
McLean, Virginia 22102
(Address of principal executive offices) (Zip code)

(703)
287-5800
(Registrant’s telephone number, including area code)

David Gladstone
Gladstone Alternative Income Fund
1521 Westbranch Drive, Suite 100
McLean, Virginia 22102
(Name and address of agent for service)

Date of fiscal year end: March
 31
Date of reporting period: March 31, 2025

Item 1. Reports to Stockholders.

(a)

GLADSTONE ALTERNATIVE INCOME FUND

Annual Report

March 31, 2025

Gladstone Alternative Income Fund	Shareholder Letter
March 31, 2025 (Unaudited)
Dear Shareholder,
Since commencing operations in December 2024, we have worked to create a portfolio consistent with our Fund’s investment strategy of primarily investing in directly originated loans to lower and middle market private businesses in the United States, broadly syndicated loans and commercial real estate loans. Consistent with our investment strategy we have also made equity investments, including in connection with our directly originated loans. As of March 31, 2025, the Fund was invested in five issuers across five industries. The holdings in the Fund’s portfolio include investments in a number of asset categories including secured debt, preferred and common equity. 100% of the Fund’s portfolio (excluding investments in U.S. Treasury obligations, short-term investments and reverse repurchase agreements) consists of co-investments
with one of the business development companies also advised by Gladstone Management Corporation, highlighting the benefit of the Gladstone platform to the Fund.
Capital markets during the period ended March 31, 2025 were characterized by volatility, reflecting uncertainty regarding regulatory changes, tariffs and interest rates, among other items. In light of this backdrop, we have focused on industries and issuers that we believe are more insulated from this uncertainty and volatility, including the aerospace and defense industry and issuers that produce their products in the United States.
Top 10 Investment Holdings

Holdings	Percentage
United States Treasury Bill	33.73%
Morgan Stanley ILF (Government Portfolio)	19.41%
Ricardo Defense, Inc. (Term Loan)	12.36%
Vet’s Choice Radiology LLC (Term Loan)	7.59%
Viron International, LLC (Term Loan)	7.26%
Allocation by Industry

Industry	Percentage
Sovereign	33.73%
Cash & Money Markets	21.61%
Aerospace & Defense	15.86%
Healthcare, Education & Childcare	7.59%
Diversified/Conglomerate Manufacturing	7.26%
Food & Tobacco	7.09%
Electronics	6.85%

Holdings	Percentage
Dutch Good Honey (Term Loan)	6.75%
Nielsen-Kellerman Acquisition Corp. (Term Loan)	4.62%
Ricardo Defense, Inc. (Preferred Stock)	3.50%
Cash and Equivalents	2.20%
Nielsen-Kellerman Acquisition Corp. (Preferred Stock)	2.13%
Allocation by Asset Type

Asset	Percentage
Direct Lending (Floating Rate)	38.67%
Treasury Bills	33.73%
Cash & Money Markets	21.61%
Equities (Private, Preferred)	5.98%

For the fiscal year ended March 31, 2025, the Fund returned 0%, reflecting performance at the net asset value of Class I shares, compared to its benchmark, the Standard & Poor’s 500 Index, which returned
-23.7%
on an annualized basis over the same period.
The following graph shows the value, as of March 31, 2025, of a hypothetical $10,000 investment made on December 9, 2024 (the Fund’s inception date) in Class A Shares at net asset value (with a sales charge of 5.75% and without such sales charge). The chart does not account for dividend reinvestment, as although the Fund began paying daily distributions to shareholders in March 2025, the Fund’s daily dividends for March 2025 were

Annual Report | March 31, 2025 (Unaudited)	3

Gladstone Alternative Income Fund	Shareholder Letter
March 31, 2025 (Unaudited)

reinvested or paid on April 1, 2025. For comparative purposes, the performance of the S&P 500 Index is shown. Due to the limited duration of time between the Fund’s inception date and its fiscal year end (March 31, 2025), the Fund believes that the S&P 500 Index is an appropriate broad-based securities market index for comparison purposes. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares. The returns in the graph and table set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our website at https://www.gladstoneintervalfund.com to obtain the most recent month-end
returns.
Comparison Cumulative Return on Investment of $10,000

As we move forward into our next fiscal year and as the Fund continues to ramp its portfolio, we will continue to work diligently to acquire appropriate investments for the Fund by leveraging the Gladstone platform.

1	U.S. Treasury obligations, short-term investments and reverse repurchase agreements are not included in this discussion of the Fund’s portfolio.

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Gladstone Alternative Income Fund	Schedule of Investments
March 31, 2025

Equity Investments - 8.79%	Shares	Value
Food & Tobacco
Dutch Gold Honey Ingredients, LLC (Class A Units) (a)(b)(c)	100,000	$100,000
Electronics
Nielsen-Kellerman Acquisition Corp. (Preferred A Stock) (a)(b)(d)	3	3,009
Nielsen-Kellerman Acquisition Corp. (Preferred B Stock) (a)(b)(d)	628	635,337
Aerospace & Defense
GP Defense Investments LLC (Class B Units) (a)(b)(d)	1,039	1,038,534
Diversified/Conglomerate Manufacturing
Viron International, LLC (Common Stock) (a)(b)(c)	50	1,717

Total Equity Investments (Cost $1,771,393)		$1,778,597

Debt Investments - 56.61%	Rate	Maturity Date	Principal Amount	Value
Food & Tobacco
Dutch Gold Honey, Inc. (Secured Second Lien Debt) (b)(c)	Term SOFR + 7.5%, 2% Floor	8/4/2030	$2,000,000	$2,000,000
Electronics
Nielsen-Kellerman Co. (Secured First Lien Debt) (b)(d)	Term SOFR + 8.5%, 13.5% Floor	12/19/2029	1,368,858	1,375,702
Nielsen-Kellerman Co. (Line of Credit) (b)(d)	Term SOFR + 5%, 10% Floor	12/19/2025	30,450	30,602
Aerospace & Defense
Ricardo Defense, Inc. (Secured First Lien Debt) (b)(d)	Term SOFR + 9%; 13% Floor	12/31/2029	3,661,466	3,661,466
Healthcare, Education & Childcare
Vet’s Choice Radiology LLC (Secured First Lien Debt) (b) (c)	Term SOFR + 7%, 10% Floor	12/17/2027	2,250,000	2,242,350
Diversified/Conglomerate Manufacturing
Viron International Buyer, LLC (Secured First Lien Debt) (b)(c)	Term SOFR + 7%	2/7/2030	2,150,000	2,150,000

Total Debt Investments (Cost $11,460,774)				$11,460,120

United States Treasury Obligations - 49.39%	Rate	Maturity Date	Principal Amount	Value
United States Treasury Bill (e)	4.10%	4/1/2025	$10,000,000	$9,998,597

Total United States Treasury Obligations (Cost $10,000,000)				$9,998,597

Investments, at fair value				$23,237,314

See Notes to Financial Statements.

Annual Report | March 31, 2025	5

Gladstone Alternative Income Fund	Schedule of Investments
March 31, 2025

Short Term Investments - 28.42%	7 Day Yield	Shares	Value
Money Market Fund - 28.42%
Morgan Stanley Institutional Liquidity Government Fund (f)	4.26%	5,753,059	$5,753,059

Total Short Term Investments Cost ($5,753,059)			$5,753,059

Total Investments - 143.21%; Cost ($28,985,226)			$28,990,373
Liabilities in Excess of Other Assets (43.21%)			(8,747,400)

Net Assets - 100.00%			$20,242,973

Investment Abbreviations:
SOFR - Secured Overnight Financing Rate
Reference Rates:
30D US SOFR - 30 Day SOFR as of March 31, 2025 was 4.32%

(a)	Non-income producing security.
(b)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 securities under the fair value hierarchy.
(c)	One of our affiliated funds, Gladstone Capital Corporation, co-invested with us in this portfolio company pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission.
(d)	One of our affiliated funds, Gladstone Investment Corporation, co-invested with us in this portfolio company pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission.
(e)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.
(f)	The rate shown is the annualized 7-day yield as of March 31, 2025.
Reverse Repurchase Agreements

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount Borrowed	Amount Payable
UMB	5.21%	03/27/2025	04/01/2025	$9,000,000	$9,005,134
See Notes to Financial Statements.

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Gladstone Alternative Income Fund	Statement of Assets and Liabilities
March 31, 2025

ASSETS
Investments, at fair value (Cost $23,232,167)	$23,237,314
Short-term investments, at fair value (Cost $5,753,059)	5,753,059
Dividend and interest receivable	124,631
Deferred offering costs	534,329
Receivable due from Adviser (Note 7)	1,096,997
Prepaid expenses and other assets	63,686

Total assets	30,810,016

LIABILITIES
Payable for investments purchased	5,676
Distributions payable to common shareholders	106,633
Administration and fund accounting fees payable	26,597
Administrative reimbursement payable to the Administrator (Note 7)	258,775
Transfer agent fees payable	46,074
Distribution and shareholder servicing fee payable (Note 7)	484
Offering costs payable to Adviser	615,125
Trustees fees and expenses payable	862
Payable for reverse repurchase agreement, including accrued interest of $5,134	9,005,134
Organizational expenses payable to Adviser	387,653
Accrued expenses and other liabilities	114,030

Total liabilities	10,567,043

Commitments and contingencies (Note 2)
NET ASSETS	$20,242,973

COMPONENTS OF NET ASSETS
Paid-in capital	$20,234,000
Distributable Earnings/(Losses)	8,973

NET ASSETS	$20,242,973

Net Assets By Share Class
Class I Shares	$19,909,303
Class C Shares	99,740
Class A Shares	233,930

$20,242,973

Shares of Beneficial Interest Outstanding (unlimited number of shares of no par value):
Class I Shares	1,990,000
Class C Shares	10,000
Class A Shares	23,400

2,023,400

Net Asset Value per Share:
Class I Shares	$10.00
Class C Shares	$9.97
Class A Shares	$10.00
See Notes to Financial Statements.

Annual Report | March 31, 2025	7

Gladstone Alternative Income Fund	Statement of Operations

For the Period December 9, 2024 (Commencement of Operations) to March 31, 2025
INVESTMENT INCOME
Dividend income	$96,664
Interest income	355,172

Total investment income	451,836

EXPENSES
Administration and fund accounting fees	72,961
Administrative reimbursement to the Administrator (Note 7)	336,886
Transfer agent fees	66,431
Distribution and shareholding servicing fee - Class A (Note 7)	179
Distribution and shareholding servicing fee - Class C (Note 7)	305
Professional fees	152,966
Amortization of offering costs	239,600
Custodian fees	17,251
Interest expense	12,956
Trustees’ fees and expenses	124,585

Total expenses	1,024,120

Less expenses waived and reimbursed by Adviser (Note 7)	(682,743)

Net expenses	341,377

NET INVESTMENT INCOME	$110,459

NET REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) FROM INVESTMENTS
Net change in unrealized appreciation/(depreciation) on Investments	$5,147

NET REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS	5,147

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$115,606

See Notes to Financial Statements.

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Gladstone Alternative Income Fund	Statements of Changes in Net Assets

For the Period December 9, 2024 (Inception) to March 31, 2025
OPERATIONS
Net investment income	$110,459
Net realized gain/(loss) from Investments	—
Net change in unrealized appreciation/(depreciation) from Investments	5,147

Net increase in net assets resulting from operations	115,606

DISTRIBUTIONS
Class I	(104,873)
Class C	(527)
Class A	(1,233)

Net decrease in net assets from distributions	(106,633)

SHARE TRANSACTIONS
Class I
Proceeds from shares issued	19,800,000

Net increase from share transactions	19,800,000

Class C
Proceeds from shares issued	100,000

Net increase from share transactions	100,000

Class A
Proceeds from shares issued	234,000

Net increase from share transactions	234,000

Net increase in net assets from share transactions	20,134,000

NET ASSETS
Beginning of period (Note 1)	100,000

End of period	$20,242,973

Fund Share Transactions
Class I
Shares Sold	1,980,000

Net increase in shares outstanding	1,980,000

Class C
Shares Sold	10,000

Net increase in shares outstanding	10,000

Class A
Shares Sold	23,400

Net increase in shares outstanding	23,400

See Notes to Financial Statements.

Annual Report | March 31, 2025	9

Gladstone Alternative Income Fund	Statement of Cash Flows

For the Period December 9, 2024 (Inception) to March 31, 2025
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$115,606
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of Investments	(33,220,006)
Sale of Investments	10,000,000
Proceeds from securities sold short transactions	(5,753,059)
Net change in unrealized appreciation/(depreciation) on Investments	(5,147)
Discount and premiums amortized	(12,161)
Amortization of offering costs	239,600
(Increase)/Decrease in Assets:
Interest receivable	(124,631)
Due from Adviser	(682,743)
Prepaid expenses and other assets	(63,686)
Increase/(Decrease) in Liabilities:
Payable for investments purchased	5,676
Administration and fund accounting fees payable	26,597
Transfer agent fees payable	46,074
Distribution and shareholding servicing fee payable	484
Offering costs payable to Adviser	(158,804)
Trustees fees and expenses payable	862
Administrative fee reimbursement payable to Administrator	258,775
Interest due on reverse repurchase agreement	5,134
Organizational expenses payable to Adviser	(26,601)
Accrued expenses and other liabilities	114,030

Net cash used in operating activities	(29,234,000)

Cash Flows from Financing Activities:
Proceeds from shares issued	20,134,000
Cash distributions paid	—
Securities purchased under reverse repurchase agreement	18,000,000
Securities sold under reverse repurchase agreement	(9,000,000)

Net cash provided by financing activities	29,134,000

Cash & cash equivalents, beginning of period	$100,000
Net change in cash & cash equivalents	$(100,000)

Cash & cash equivalents, end of period	$—

Non-Cash Financing Activities:
Distributions payable	$(106,633)
See Notes to Financial Statements.

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Gladstone Alternative Income Fund	Financial Highlights - Class I
March 31, 2025

	For the Period December 9, 2024 (Commencement of operations) to March 31, 2025
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)	0.06
Net realized and unrealized loss on investments (a)	(0.01)

Total income from investment operations (a)	0.05

DISTRIBUTIONS
From net investment income (a)	(0.05)

Total distributions (a)	(0.05)

NET ASSET VALUE, END OF PERIOD	$10.00

TOTAL RETURN (b)	0.53%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000’s)	$19,909
RATIOS TO AVERAGE NET ASSETS
Ratio of gross expenses to average net assets	17.23	% (c)
Ratio of expense waiver/reimbursements to average net assets	(11.49	%) (c)
Ratio of net expenses to average net assets	5.74	% (c)
Ratio of net investment income to average net assets	1.87	% (c)
PORTFOLIO TURNOVER RATE	0%

(d)	Per share numbers have been calculated using the average shares method.
(e)
Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Total return is not annualized for periods less than one year.

(f)	Annualized (except organizational costs and non-recurring expenses).
See Notes to Financial Statements.

Annual Report | March 31, 2025	11

Gladstone Alternative Income Fund	Financial Highlights - Class C
March 31, 2025

	For the Period December 9, 2024 (Commencement of operations) to March 31, 2025
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)	0.02

Total income from investment operations (a)	0.02

DISTRIBUTIONS
From net investment income (a)	(0.05)

Total distributions (a)	(0.05)

NET ASSET VALUE, END OF PERIOD	$9.97

TOTAL RETURN (b)	0.23%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000’s)	$100

RATIOS TO AVERAGE NET ASSETS
Ratio of gross expenses to average net assets	18.57	% (c)
Ratio of expense waiver/reimbursements to average net assets	(12.00	%) (c)
Ratio of net expenses to average net assets	6.57	% (c)
Ratio of net investment income to average net assets	0.79	% (c)
PORTFOLIO TURNOVER RATE	0%

(a)	Per share numbers have been calculated using the average shares method.
(b)
Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Total return is not annualized for periods less than one year.

(c)	Annualized (except organizational costs and non-recurring expenses).
See Notes to Financial Statements.

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Gladstone Alternative Income Fund	Financial Highlights - Class A
March 31, 2025

	For the Period December 9, 2024 (Commencement of operations) to March 31, 2025
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)	0.05

Total income from investment operations (a)	0.05

DISTRIBUTIONS
From net investment income (a)	(0.05)

Total distributions (a)	(0.05)

NET ASSET VALUE, END OF PERIOD	$10.00

TOTAL RETURN (b)	0.53%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000’s)	$234

RATIOS TO AVERAGE NET ASSETS
Ratio of gross expenses to average net assets	17.79	% (c)
Ratio of expense waiver/reimbursements to average net assets	(11.95	%) (c)
Ratio of net expenses to average net assets	5.84	% (c)
Ratio of net investment income to average net assets	1.53	% (c)

PORTFOLIO TURNOVER RATE	0%

(a)	Per share numbers have been calculated using the average shares method.
(b)
Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Total return is not annualized for periods less than one year.

(c)	Annualized (except organizational costs and non-recurring expenses).
See Notes to Financial Statements.

Annual Report | March 31, 2025	13

Gladstone Alternative Income Fund	Notes to Financial Statements
March 31, 2025
1. ORGANIZATION
Gladstone Alternative Income Fund (the “Fund”) is a
non-diversified,
closed-end
management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for federal income tax purposes the Fund intends to elect to be treated, and intends to qualify annually thereafter, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), beginning with its tax year ended March 31, 2025. The Fund is engaging in a continuous offering of its common shares of beneficial interests (“Shares”) and operates as an “interval fund” that will make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at net asset value (“NAV”) per Share, reduced by any applicable repurchase fee. As of March 31, 2025, the Fund offered Class I Shares, Class A Shares, Class C Shares and Class U Shares and may offer additional classes of Shares in the future. Subject to applicable law and approval of the Fund’s Board of Trustees (the “Board” or “Board of Trustees,” and each of the trustees on the Board, a “Trustee”), for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the outstanding Shares at NAV, which is the minimum amount permitted. The Fund determines the NAV of its shares daily as of the close of regular trading (normally, 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business.
The Fund is externally managed by Gladstone Management Corporation (the “Adviser”), an entity that is registered with the U.S. Securities and Exchange Commission (the “SEC”), as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Gladstone Administration, LLC (the “Administrator”) acts as the Fund’s administrator.
The Fund’s primary investment objective is to (i) achieve and grow current income by investing primarily in debt securities of established businesses or real estate holding intermediaries that the Fund believes will provide stable earnings and cash flow to pay expenses, make principal and interest payments on its outstanding indebtedness and make distributions to shareholders that grow over time; and (ii) provide the Fund’s shareholders with long-term capital appreciation in the value of its assets by investing in equity securities of established businesses, including in connection with the Fund’s debt investments, that the Fund believes can grow over time to permit the Fund to sell its equity investments for capital gains.
The Fund pursues its investment objective primarily by investing in directly originated loans to lower and middle market private businesses in the U.S., broadly syndicated loans and commercial real estate loans. The Fund also make equity investments, including in connection with its directly originated loans. The Fund seeks to avoid investing in high-risk, pre-revenue,
early-stage enterprises. The Fund expects that most, if not all, of the debt securities it acquires will not be rated by a rating agency. Investors should assume that these loans would be rated below what is considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds and may be considered higher risk as compared to investment grade debt instruments.
The Fund was organized as a statutory trust on May 29, 2024 under the laws of the State of Delaware. The Fund commenced operations on December 9, 2024 when it received investment proceeds for Shares beyond the initial seed capital and began actively seeking investment opportunities. The Fund is authorized to issue an unlimited number of Shares, which it offers through Gladstone Securities, LLC (the “Distributor”), an affiliated dealer manager of the Adviser, on a best-efforts basis. The initial NAV on December 9, 2024 was $10.00 for each Share class. The maximum sales load is 5.75% of the amount invested for Class A Shares. Class C Shares, Class I Shares and Class U Shares are not subject to an up-front
sales charge. Class C Shares redeemed during the first 365 days after purchase may be subject to a contingent deferred sales charge equal to 1.00% of the invested amount. The minimum initial investment by a shareholder for Class I Shares, Class A Shares, Class C Shares and Class U Shares are $250,000, $5,000, $5,000 and $5,000, respectively, per account. The Fund reserves the right to waive the minimum initial investment requirement for any investor. There is no minimum subsequent investment amount for any class of Shares.

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Gladstone Alternative Income Fund	Notes to Financial Statements
March 31, 2025

2. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The Fund prepares its financial statements and the accompanying notes in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and they conform to Regulation
S-X.
Management believes it has made all necessary adjustments so that its financial statements are presented fairly and that all such adjustments are of a normal recurring nature.
Consolidation
In accordance with Article 6 of Regulation
S-X,
the Fund does not consolidate portfolio company investments. Under the investment company rules and regulations pursuant to the American Institute of Certified Public Accountants Audit and Accounting Guide for Investment Companies, codified in Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services - Investment Companies” (“ASC 946”), the Fund is precluded from consolidating any entity other than another investment.
Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions related to the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates.
Cash and Cash Equivalents
The Fund considers all short-term, highly-liquid investments that are both readily convertible to cash and have a maturity of three months or less at the time of purchase to be cash equivalents. Cash and cash equivalents are carried at cost, which approximates fair value. The Fund places its cash with financial institutions, and at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit. The Fund seeks to mitigate this concentration of credit risk by depositing funds with major financial institutions.
Reverse Repurchase Agreements
Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.
Organizational and Offering Costs
Organizational costs consist of costs incurred to establish the Fund and enable it legally to do business. Examples of these costs are fees paid to the Board of Trustees, legal fees, and audit fees relating to the seed audit. Organizational costs were charged to expenses as incurred. Offering costs incurred by the Fund were treated as deferred charges until operations commenced and thereafter are amortized over a
12-month
period using the straight-line method. Examples of these costs are registration fees, legal fees, and fees relating to the initial registration statement. All costs incurred by the Fund in connection with its organization and offering that are paid by the Adviser will be subject to reimbursement.

Annual Report | March 31, 2025	15

Gladstone Alternative Income Fund	Notes to Financial Statements
March 31, 2025

Federal Income Taxes
For federal income tax purposes, the Fund intends to elect to be treated, and intends to qualify annually thereafter, as a RIC under Subchapter M of the Code.
As a RIC, the Fund generally will not be subject to corporate-level income taxes on any ordinary income or capital gains that the Fund distributes as dividends to its shareholders.
To qualify and maintain its qualification as a RIC, the Fund must, among other requirements, meet specified source-of-income
and asset diversification requirements and distribute dividends to shareholders each taxable year of an amount generally at least equal to 90% of the Fund’s net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses determined without regard to any deduction for dividends paid. To the extent that the Fund has net taxable income prior to its qualification as RIC, the Fund will be subject to an entity-level U.S. federal income tax on such taxable income.
ASC 740, “Income Taxes” requires the evaluation of tax positions taken or expected to be taken in the course of preparing the tax returns to determine whether the tax positions are
“more-likely-than-not”
of being sustained by the applicable tax authorities. Tax positions not deemed to satisfy the
“more-likely-than-not”
threshold would be recorded as a tax benefit or expense in the current fiscal year. The Fund has evaluated the implications of ASC 740, for all open tax years and in all major tax jurisdictions, and determined that there is no material impact on the Fund’s accompanying Financial Statements.
If the Fund fails to distribute by the end of any calendar year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its capital gain net income (both long-term and short-term for the one-year
period ending on October 31 of that calendar year and (3) any income realized, but not distributed, in the preceding year (to the extent that income tax was not imposed on such amounts) less certain over-distributions in prior years (together, the “Excise Tax Distribution Requirements”), the Fund will be liable for a 4% nondeductible excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid).
Distributions
Distributions to shareholders are recorded on the
ex-dividend
date. The Fund is required to distribute at least 90% of its investment company taxable income for each taxable year as a distribution to its shareholders to maintain its ability to be taxed as a RIC under Subchapter M of the Code. It is the Fund’s policy to generally pay out as a distribution up to 100% of those amounts. The amount to be paid is determined by the Board and is based upon management’s estimate of investment company taxable income, net long-term capital gains, as well as amounts to be distributed in accordance with Section 855(a) of the Code. The Fund intends to continue to declare income dividends daily and distribute them to shareholders monthly. Based on that estimate, the Board declares such daily distributions on a monthly basis, and supplemental distributions, as applicable. At fiscal year-end,
the Fund may elect to treat a portion of the first distributions paid after year-end
as having been paid in the prior year in accordance with Section 855(a) of the Code. The Fund may retain some or all of its net long-term capital gains, if any, and designate them as deemed distributions, or distribute these capital gains to shareholders in cash. If the Fund elects to retain net long-term capital gains and deem them distributed, each U.S. common shareholder will be treated as if they received a distribution of their pro-rata
share of the retained net long-term capital gain and the U.S. federal income tax paid. As a result, each common shareholder will (i) be required to report their

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Gladstone Alternative Income Fund	Notes to Financial Statements
March 31, 2025

pro-rata
share of the retained gain on their tax return as long-term capital gain, (ii) receive a refundable tax credit for their pro-rata
share of federal income tax paid by the Fund on the retained gain, and (iii) increase the tax basis of their shares of common shares by an amount equal to the deemed distribution less the tax credit.
Pursuant to the Fund’s dividend reinvestment plan, all shareholders will have all distributions, net of any applicable U.S. withholding tax, reinvested automatically in additional Shares of the same Class by SS&C GIDS, Inc., as agent for the shareholders, unless the shareholder elects to receive cash. Any distributions reinvested under the plan will be taxable to a common shareholder to the same extent, and with the same character, as if the common shareholder had received the distribution in cash. The common shareholder will have an adjusted basis in the additional common shares purchased through the plan equal to the dollar amount that would have been received if the U.S. shareholder had received the dividend or distribution in cash. The Fund issues Shares at NAV in connection with the obligations under the plan.
Segment Reporting
The Fund adopted Financial Accounting Standards Board Update
2023-07,
Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU
2023-07”)
during the year. The Fund’s adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or results of operations. ASU
2023-07
establishes standards for reporting information about operating segments on a basis consistent with the Fund’s internal organizational structure.Notes to Financial Statements
The Fund uses the management approach to determine reportable operating segments. The management approach considers the internal organization and reporting used by the Fund’s chief operating decision maker (“CODM”) for making decisions, allocating resources, and assessing performance. The Fund’s CODM has been identified as the chief executive officer of the Fund, who reviews results presented within the Fund’s financial statements when making decisions about allocating resources and assessing performance of the Fund. The CODM determined that the Fund has only one operating segment as defined by ASU
2023-07.
This is supported by the single investment strategy of the Fund, against which the CODM assesses performance.
Investment Valuation
Accounting Recognition
The Fund records its investments at fair value in accordance with the FASB ASC Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”) and the 1940 Act. Investment transactions are recorded on the trade date. Realized gains or losses are generally measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the period, net of recoveries. Unrealized appreciation or depreciation primarily reflects the change in investment fair values, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.
Board Responsibility
The Board has approved investment valuation policies and procedures pursuant to Rule
2a-5
under the 1940 Act (the “Policy”) and designated the Adviser to serve as the Board’s valuation designee (“Valuation Designee”) under the 1940 Act.
In accordance with the 1940 Act, the Board has the ultimate responsibility for reviewing the good faith fair value determination of the Fund’s investments for which market quotations are not readily available based on the

Annual Report | March 31, 2025	17

Gladstone Alternative Income Fund	Notes to Financial Statements
March 31, 2025

Policy and for overseeing the Valuation Designee. Such review and oversight includes receiving written fair value determinations and supporting materials provided by the Valuation Designee, in coordination with the Administrator and with the oversight by the Fund’s chief valuation officer (collectively, the “Valuation Team”). The Valuation Committee of the Board (comprised entirely of independent trustees) meets to review the valuation determinations and supporting materials, discusses the information provided by the Valuation Team, determines whether the Valuation Team has followed the Policy, and reviews other facts and circumstances, including current valuation risks, conflicts of interest, material valuation matters, appropriateness of valuation methodologies, back-testing results, price challenges/overrides, and ongoing monitoring and oversight of pricing services. After the Valuation Committee concludes its meeting, it and the chief valuation officer, representing the Valuation Designee, present the Valuation Committee’s findings on the Valuation Designee’s determinations to the entire Board so that the full Board may review the Valuation Designee’s determined fair values of such investments in accordance with the Policy.
There is no single standard for determining fair value (especially for privately-held businesses), as fair value depends upon the specific facts and circumstances of each individual investment. In determining the fair value of the Fund’s investments, the Valuation Team, led by the chief valuation officer, uses the Policy, and each quarter, at a minimum, the Valuation Committee and Board review the Policy to determine if changes thereto are advisable and whether the Valuation Team has applied the Policy consistently.
Use of Third Party Valuation Firms
The Valuation Team engages third-party valuation firms to provide independent assessments of fair value of certain of the Fund’s investments.
A third-party valuation firm generally provides estimates of fair value on the Fund’s debt investments. The Valuation Team generally assigns the third-party valuation firm’s estimates of fair value to debt investments where the Fund does not have the ability to effectuate a sale of the applicable portfolio company. The Valuation Team corroborates this third-party valuation firm’s estimates of fair value using one or more of the valuation techniques discussed below. The Valuation Team’s estimate of value on a specific debt investment may significantly differ from the third-party valuation. When this occurs, the Valuation Committee and Board review whether the Valuation Team has followed the Policy and the Valuation Committee reviews whether the Valuation Designee’s determined fair value is reasonable in light of the Policy and other relevant facts and circumstances.
The Fund may engage other independent valuation firms to provide earnings multiple ranges, as well as other information, and evaluate such information for incorporation into the total enterprise value (“TEV”) of certain of the Fund’s investments. Generally, at least once per year, the Fund engages an independent valuation firm to value or review the valuation of each of the Fund’s significant equity investments, which includes providing the information noted above. The Valuation Team evaluates such information for incorporation into the Fund’s TEV, including review of all inputs provided by the independent valuation firm. The Valuation Team then presents a determination to the Valuation Committee as to the fair value. The Valuation Committee reviews the determined fair value and whether it is reasonable in light of the Policy and other relevant facts and circumstances.
Valuation Techniques
In accordance with ASC 820, the Valuation Team uses the following techniques when valuing the Fund’s investment portfolio:
Total Enterprise Value
— In determining the fair value using a TEV, the Valuation Team first calculates the TEV of the portfolio company by incorporating some or all of the following factors: the portfolio company’s

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Gladstone Alternative Income Fund	Notes to Financial Statements
March 31, 2025

ability to make payments and other specific portfolio company attributes; the earnings of the portfolio company (the trailing or projected twelve month revenue or EBITDA); EBITDA multiples obtained from the Fund’s indexing methodology whereby the original transaction EBITDA multiple at the time of closing is indexed to a general subset of comparable disclosed transactions and EBITDA multiples from recent sales to third parties of similar securities in similar industries; a comparison to publicly traded securities in similar industries; and other pertinent factors. The Valuation Team generally reviews industry statistics and may use outside experts when gathering this information. Once the TEV is determined for a portfolio company, the Valuation Team generally allocates the TEV to the portfolio company’s securities based on the facts and circumstances of the securities, which typically results in the allocation of fair value to securities based on the order of their relative priority in the capital structure. Generally, the Valuation Team uses TEV to value the Fund’s equity investments and, in the circumstances where the Fund has the ability to effectuate a sale of a portfolio company, the Fund’s debt investments. When there is equity value or sufficient TEV to cover the principal balance of debt securities, the fair value of senior secured debt generally equals or approximates cost.
TEV is primarily calculated using EBITDA and EBITDA multiples; however, TEV may also be calculated using revenue and revenue multiples or a discounted cash flow (“DCF”) analysis whereby future expected cash flows of the portfolio company are discounted to determine a net present value using estimated risk-adjusted discount rates, which incorporate adjustments for nonperformance and liquidity risks.
Yield Analysis
— The Valuation Team generally determines the fair value of debt investments for which the Fund does not have the ability to effectuate a sale of the applicable portfolio company using the yield analysis, which includes a DCF calculation and assumptions that the Valuation Team believes market participants would use, including, estimated remaining life, current market yield, current leverage, and interest rate spreads.
This technique develops a modified discount rate that incorporates risk premiums including increased probability of default, increased loss upon default and increased liquidity risk. Generally, the Valuation Team uses the yield analysis to corroborate both estimates of value provided by the third party valuation firm and market quotes.
Market Quotes
— For investments for which a limited market exists, the Fund generally bases fair value on readily available and reliable market quotations which are corroborated by the Valuation Team (generally by using the yield analysis described above). In addition, the Valuation Team assesses trading activity for similar investments and evaluates variances in quotations and other market insights to determine if any available quoted prices are reliable. Typically, the Valuation Team uses the lower indicative bid price (“IBP”) in the bid-to-ask
price range obtained from the respective originating syndication agent’s trading desk on or near the valuation date. The Valuation Team may take further steps to consider additional information to validate that price in accordance with the Policy. For securities that are publicly traded, the Valuation Team generally bases fair value on the closing market price of the securities the Fund holds as of the reporting date. For restricted securities that are publicly traded, the Valuation Team generally bases fair value on the closing market price of the securities the Fund holds as of the reporting date less a discount for the restriction, which includes consideration of the nature and term to expiration of the restriction and the lack of marketability of the security.
For commercial real estate loans that trade/have a market, the valuation decision is based on the current market price. For commercial real estate loans that are not publicly traded, the Valuation Team will use another valuation technique that maximizes the use of relevant observable inputs and minimizes the use of unobservable inputs; fair value will be defined as the price that would be received to sell and asset or transfer a liability in an orderly transaction between market participants at a measurement date.
In addition to the valuation techniques listed above, the Valuation Team may also consider other factors when determining the fair value of the Fund’s investments, including: the nature and realizable value of the collateral,

Annual Report | March 31, 2025	19

Gladstone Alternative Income Fund	Notes to Financial Statements
March 31, 2025

including external parties’ guaranties, any relevant offers or letters of intent to acquire the portfolio company, timing of expected loan repayments, and the markets in which the portfolio company operates.
Fair value measurements of the Fund’s investments may involve subjective judgments and estimates and due to the uncertainty inherent in valuing these securities, the determinations of fair value may fluctuate from period to period and may differ materially from the values that could be obtained if a ready market for these securities existed. The Fund’s NAV could be materially affected if the determinations regarding the fair value of investments are materially different from the values that are ultimately realized upon the Fund’s disposal of such securities. Additionally, changes in the market environment and other events that may occur over the life of the investment may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund were required to liquidate a portfolio investment in a forced or liquidation sale, the Fund could realize significantly less than the value at which it is recorded.
Revenue Recognition
Interest Income Recognition
Interest income, including the amortization of premiums, acquisition costs and amendment fees, the accretion of original issue discounts (“OID”), and paid-in-kind
(“PIK”) interest, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when a loan becomes 90 days or more past due or if the Fund’s qualitative assessment indicates that the debtor is unable to service its debt or other obligations, the Fund will place the loan on non-accrual
status and cease recognizing interest income on that loan for financial reporting purposes until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, the Fund remains contractually entitled to this interest. Interest payments received on non-accrual
loans may be recognized as income or applied to the cost basis depending upon management’s judgment. Generally, non-accrual
loans are restored to accrual status when past due principal and interest are paid and, in management’s judgment, are likely to remain current, or due to a restructuring such that the interest income is deemed to be collectible.
The Fund expects to hold in the future some loans in the Fund’s portfolio that contain OID or PIK provisions. The Fund recognizes OID for loans originally issued at discounts and recognize the income over the life of the obligation based on an effective yield calculation. PIK interest, computed at the contractual rate specified in a loan agreement, is added to the principal balance of a loan and recorded as income over the life of the obligation. Thus, the actual collection of PIK income may be deferred until the time of debt principal repayment. To maintain the Fund’s ability to be taxed as a RIC, the Fund may need to pay out both OID and PIK non-cash
income amounts in the form of distributions, even though the Fund has not yet collected the cash on either.
Success Fee Income Recognition
The Fund may enter into success fees. The Fund records success fees as income when earned, which would often occur upon receipt of cash. Success fees are generally contractually due upon a change of control in a portfolio company, typically resulting from an exit or sale, and are non-recurring.
Dividend Income Recognition
The Fund accrues dividend income on preferred and common equity securities to the extent that such amounts are expected to be collected and if the Fund has the option to collect such amounts in cash or other consideration.

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Gladstone Alternative Income Fund	Notes to Financial Statements
March 31, 2025

The money market fund generates revenue in the form of dividends, which are recorded on the ex-dividend
date and included within “Dividend Income” in the Statement of Operations.
Related Party Fees
The Fund is party to an investment advisory agreement (the “Advisory Agreement”) with the Adviser, which is 100% indirectly owned by the chairman and chief executive officer. In accordance with the Advisory Agreement, the Fund pays the Adviser fees as compensation for its services, consisting of a base management fee and an incentive fee.
The Fund is also party to an administration agreement (the “Administration Agreement”) with the Administrator, which is indirectly owned by the chairman and chief executive officer, whereby the Fund pays separately for certain administrative services.
The Fund is party to a distribution agreement (the “Distribution Agreement”) with the Distributor, which is indirectly owned and controlled by the chairman and chief executive officer, whereby the Fund pays the Distributor to act as the distributor of Shares on a best-efforts basis.
In addition, under a distribution and servicing plan that the Fund has adopted, the Class C Shares and Class U Shares pay to the Distributor a distribution fee and the Class A Shares and Class C Shares pay the Distributor a servicing fee.
Refer to Note 7 –
Management and Related Party Transactions
for additional information related to these related party fees and agreements.
Unfunded Commitments
The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding, such as delayed draw term loans or revolving credit arrangements. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. As of March 31, 2025, the Fund had unfunded commitments of $80,277. The Fund estimates the fair value of the combined unused line of credit commitments as of March 31, 2025 to be insignificant.
3. INVESTMENTS
Fair Value Measurements
In accordance with ASC 820, the fair value of the Fund’s investments are determined to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between willing market participants on the measurement date. This fair value definition focuses on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. ASC 820 also establishes the following three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of a financial instrument as of the measurement date.

•	Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical financial instruments in active markets;

•
Level 2 – inputs to the valuation methodology include quoted prices for similar financial instruments in active or inactive markets, and inputs that are observable for the financial instrument, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists, or instances where prices vary substantially over time or among brokered market makers; and

Annual Report | March 31, 2025	21

Gladstone Alternative Income Fund	Notes to Financial Statements
March 31, 2025

•
Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect assumptions that market participants would use when pricing the financial instrument and can include the Valuation Team’s assumptions based upon the best available information.

When a determination is made to classify an investment within Level 3 of the valuation hierarchy, such determination is based upon the significance of the unobservable factors to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable, or Level 3, inputs, observable inputs (or components that are actively quoted and can be validated to external sources). The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.
The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2025:

Investments in Securities at Value (a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Debt Investments	$—	$—	$11,460,120	$11,460,120
Equity Investments	—	—	1,778,597	1,778,597
United States Treasury Obligations	—	9,998,597	—	9,998,597
Short Term Investments	5,753,059	—	—	5,753,059

Total	$5,753,059	$9,998,597	$13,238,717	$28,990,373

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

	Equity Investments	Debt Investments
Balance as of December 9, 2024	$—	$—
Change in Unrealized Appreciation/ Depreciation	7,204	(654)
Purchases	1,771,393	11,460,774

Balance as of March 31, 2025	$1,778,597	$11,460,120

Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at March 31, 2025	$7,204	$(654)
In accordance with ASC 820, the following table provides quantitative information about the Fund’s Level 3 fair value measurements of its investments as of March 31, 2025. The table below is not intended to be all-inclusive,
but rather provides information on the significant Level 3 inputs as they relate to fair value measurements. The weighted average calculations in the table below are based on the principal balances for all debt related calculations and on the cost basis for all equity related calculations for the particular input.

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Gladstone Alternative Income Fund	Notes to Financial Statements
March 31, 2025

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value as of	Valuation Technique /	Unobservable Input	Range /Weighted- Average as of
	March 31, 2025			March 31, 2025
Secured first lien debt and line of credit	$9,460,120	Yield Analysis	Discount Rate	9.3% - 13.4% / 12.6%
Secured second lien debt	2,000,000	Yield Analysis	Discount Rate	11.8% - 11.8% / 11.8%
			EBITDA
Preferred and common equity / equivalents	1,778,597	TEV	multiple	3.7x – 6.7x /4.9x
				$10,600 -$25,038/
		TEV	EBITDA	$19,831

Total Level 3 Investments, at Fair Value	$13,238,717

4. TAX BASIS INFORMATION
As of March 31, 2025, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital Gains/ (Losses)	Unrealized Appreciation/ (Depreciation)	Other Cumulative Effect of Timing Differences	Total
Gladstone Alternative Income Fund	$3,826	$—	$5,147	$—	$8,973
The tax character of distributions paid by the Fund for the fiscal year ended March 31, 2025 were as follows:

	Ordinary Income	Long-Term Capital Gain
Gladstone Alternative Income Fund	$106,633	$—
As of March 31, 2025, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized depreciation for Federal tax purposes were as follows:

	Cost of Investments for Income Tax Purposes	Gross Appreciation (Excess of Value Over Tax Cost)	Gross Depreciation (Excess of Tax Cost over Value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)
Gladstone Alternative Income Fund	$28,985,226	$7,204	$(2,057)	$—	$5,147
There are no temporary differences.

Annual Report | March 31, 2025	23

Gladstone Alternative Income Fund	Notes to Financial Statements
March 31, 2025

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the fiscal year end, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Gladstone Alternative Income Fund	$—	$—
5. SECURITIES TRANSACTIONS
Purchases and sales of securities, excluding short-term securities, during the period ended March 31, 2025 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Gladstone Alternative Income Fund	$33,220,006	$10,000,000
6. REPURCHASE OFFERS
The Fund is a
closed-end
“interval” fund. The Fund has adopted, pursuant to Rule
23c-3
under the 1940 Act, a fundamental policy, which cannot be changed without the approval of the holders of a majority of the Fund’s outstanding common shares of beneficial interest, requiring the Fund to offer to repurchase at least 5% and up to 25% of the Fund’s outstanding shares at NAV on a regular schedule.
The repurchase price will be the Fund’s NAV per Share as determined at the close of business on a date that will generally be the same date as the repurchase offer ends, but that may be up to fourteen (14) calendar days following such date, or on the next business day if the fourteenth day is not a business day.
Although the Fund’s policy permits repurchases of between 5% and 25% of the Fund’s outstanding Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding common shares at NAV, subject to Board approval. Repurchase offers in excess of 5% are made solely at the discretion of the Board and investors should not rely on any expectation of repurchase offers in excess of 5%. Even though the Fund makes quarterly repurchase offers, investors should consider the Shares illiquid.
As of March 31, 2025, the Fund had not yet made, nor was it required to make, its first quarterly repurchase offer.
7. MANAGEMENT AND RELATED PARTY TRANSACTIONS
Investment Advisory Agreement
Pursuant to the Advisory Agreement by and between the Fund and the Adviser, the Adviser is entitled to receive a fee consisting of two components — a base management fee and an incentive fee.
The base management fee is payable monthly in arrears and is calculated at an annual rate of 1.25% accrued daily based upon the Fund’s average daily net assets during such period. “Net assets” means the total value of all of the Fund’s assets, less an amount equal to all of the Fund’s accrued debts, liabilities and obligations and before taking into account any management or incentive fees payable or contractually due but not payable during the period. These calculations will be appropriately prorated for any period of less than a month. For the period ended March 31, 2025, the Adviser earned base management fees of $73,184 and waived and/or reimbursed fees of $195,841.

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Gladstone Alternative Income Fund	Notes to Financial Statements
March 31, 2025

The incentive fee is calculated and payable quarterly in arrears in an amount equal to 15% of the Fund’s
“pre-incentive
fee net investment income” for the immediately preceding calendar quarter. The Fund’s pre-incentive
fee net investment income, expressed as a rate of return on the Fund’s net assets as of the end of the immediately preceding quarter, is compared to a hurdle rate of 1.75% per quarter (7.00% annualized), subject to a “catchup” feature. For these purposes,
“pre-incentive
fee net investment income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, and consulting fees that the Fund receives from portfolio companies) accrued by the Fund during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the base management fee (less any rebate of other fees received by the Adviser), expenses payable under the Administration Agreement and any interest expenses and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any distributions and/ or shareholder servicing fees).
Pre-incentive
fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind
interest and
zero-coupon
securities), accrued income that the Fund has not yet received in cash.
Pre-incentive
fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. For the period ended March 31, 2025, the Adviser did not earn any incentive fees.
Expense Support and Conditional Reimbursement Agreement
The Adviser and the Fund have entered into the Expense Support and Conditional Reimbursement Agreement (dated October 8, 2024) (the “Expense Support Agreement”) under which the Adviser has agreed contractually for a one-year
period to reimburse the Fund’s initial organizational and offering costs, as well as the operating expenses of each Class of Shares commencing with the first quarter following the date of the Fund’s prospectus, to the extent that aggregate distributions made to its shareholders of a Class during the applicable quarter exceed Available Operating Funds (as defined below). Additionally, during the term of the Expense Support Agreement, the Adviser may reimburse the Fund’s or any Class’s operating expenses to the extent that it otherwise deems appropriate to ensure that the Fund or such Class bear an appropriate level of expenses (each such payment, an “Expense Payment”). “Available Operating Funds” means the sum of (i) the Fund’s net investment company taxable income (including net short-term capital gains reduced by net long-term capital losses); (ii) the Fund’s net capital gains (including the excess of net long-term capital gains over net short-term capital losses); and (iii) dividends and other distributions paid to or otherwise earned by us on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).
In consideration of the Adviser’s agreement to reimburse the Fund’s operating expenses, the Fund has agreed to repay the Adviser in the amount of any of its expenses reimbursed, subject to the limitation that a reimbursement (an “Adviser Reimbursement”) will be made only if and to the extent that (i) it is payable not more than three years from the date on which the applicable Expense Payment was made by the Adviser; (ii) the Adviser Reimbursement does not cause Other Fund Operating Expenses (as defined below) attributable to Shares of such Class (on an annualized basis and net of any reimbursements received by the Fund with respect to such Class during such fiscal year) during the applicable quarter to exceed the percentage of average net assets attributable to Shares of such Class represented by Other Fund Operating Expenses (on an annualized basis) during the fiscal quarter in which the applicable Expense Payment from the Adviser was made; (iii) the Adviser Reimbursement does not cause the Fund to breach any other expense cap in place at the time of such Adviser Reimbursement; and (iv) the distributions per share declared by the Fund for the applicable Class at the time of the applicable Expense Payment are less than the effective rate of distributions per share for such Class of Shares at the time the Adviser Reimbursement would be paid. The Expense Support and Conditional Reimbursement Agreement will remain in effect at least one year, unless and until the Fund’s Board approves its modification or termination.
Other Fund Operating Expenses is defined as the Fund’s total Operating Expenses (as defined below), excluding the management and incentive fees payable to the Adviser, any offering expenses, financing fees and costs,

Annual Report | March 31, 2025	25

Gladstone Alternative Income Fund	Notes to Financial Statements
March 31, 2025

interest expense, distribution fees, shareholder servicing fees and extraordinary expenses. “Operating Expenses” means all operating costs and expenses the Fund incurs, as determined in accordance with generally accepted accounting principles for investment companies.
For the period from inception through March 31, 2025, the Adviser waived fees and reimbursed expenses totaling $1,096,997. For a period not to exceed three years from the date on which advisory fees are waived or Fund expenses were absorbed by the Adviser, the Adviser may recoup amounts waived or absorbed, provided it is able to effect such recoupment and remain in compliance with (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, and (b) the limitation on Fund expenses at the time of the recoupment.
As of March 31, 2025, the balance of recoupable expenses was as follows:

Expiration Period
Less than 1 year	$—
1-2 years	—
2-3 years	1,096,997

Total	$1,096,997

Administrative and Other Service Providers
The Administrator provides certain administrative services to the Fund pursuant to the Administration Agreement, by and between the Fund and the Administrator. The Fund reimburses the Administrator pursuant to the Administration Agreement for the Fund’s allocable portion of the Administrator’s expenses incurred while performing services to the Fund.
ALPS Fund Services, Inc. (“ALPS”) and certain of its affiliates provide sub-administrative,
fund accounting and other services to the Fund for a monthly administration fee based on the greater of an annual minimum fee or an asset-based fee, which scales downward based upon average daily net assets.
UMB Bank, n.a. (“Custodian”), serves as the Fund’s custodian.
The Distributor acts as an agent for the Fund and the distributor of its Shares. Under the distribution agreement between the Fund and the Distributor, the Distributor may receive up to 5.75% of the investment amount of the Fund’s Class A Shares as an upfront sales charge. No upfront sales charge will be payable on the other Classes of the Fund’s Shares under the Distribution Agreement.
In addition, under a distribution and servicing plan that the Fund has adopted, the Class C Shares and Class U Shares pay to the Distributor a distribution fee that will accrue at an annual rate equal to 0.75% of the average daily net assets attributable to Class C Shares and Class U Shares, respectively, and is payable on a quarterly basis. Under the plan, the Class A Shares and Class C Shares pay to the Distributor a servicing fee that will accrue at an annual rate equal to 0.25% of the average daily net assets attributable to the Class A Shares and Class C Shares, respectively.
SS&C GIDS, Inc. serves as the Transfer Agent to the Fund and is responsible for maintaining all shareholder records of the Fund.
8. INDEMNIFICATIONS
The Fund indemnifies its officers and trustees, as well as the Adviser, Administrator and Distributor for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of

26	www.gladstoneintervalfund.com

Gladstone Alternative Income Fund	Notes to Financial Statements
March 31, 2025

business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.
9. SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Based on the evaluation, no adjustments were required to the financial statements as of March 31, 2025.
On April 1, 2025, the Fund’s $10,000,000 investment in the United States Treasury Bill matured. The proceeds were used on that same date to settle the payable for the reverse repurchase agreement.
In May 2025, the Fund invested $2,206,973 in Smart Chemical Solutions, LLC through a combination of secured first lien debt and membership interests. Smart Chemical, based in Midland, Texas, is a leading provider of production chemicals for onshore oil and gas operators.

Annual Report | March 31, 2025	27

Gladstone Alternative Income Fund	Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Gladstone Alternative Income Fund
Opinion on the Financial Statement
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Gladstone Alternative Income Fund (the “Fund”) as of March 31, 2025, and the related statements of operations, changes in net assets and cash flows, including the related notes, and the financial highlights for the period from December 9, 2024 (Commencement of Operations) to March 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, and the results of its operations, changes in its net assets, its cash flows and the financial highlights for the period from December 9, 2024 (Commencement of Operations) to March 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2025 by correspondence with the custodian, and portfolio company investees. We believe that our audit provides a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Washington, District of Columbia
May 30, 2025
We have served as the auditor of the Fund since 2024.

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Gladstone Alternative Income Fund	Additional Information (Unaudited)
March 31, 2025
PROXY VOTING POLICIES AND VOTING RECORD
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Fund (toll-free) at (877)
774-7724,
or (ii) on the website of the SEC at http://www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent
12-month
period ended June 30 is available (i) without charge, upon request, by calling the Fund (toll-free) at (877)
774-7724,
or (ii) on the SEC’s website at http://www.sec.gov.
PORTFOLIO HOLDINGS
The Fund’s portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year as an exhibit to its reports on Form
N-PORT.
The Fund’s Form
N-PORT
reports are available on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are also available upon request, without charge, by calling (toll-free) (877)
774-7724,
or by writing to the Fund at c/o SS&C GIDS, Inc at P.O. Box 219597, Kansas City, MO 64121-9597.
TRUSTEE COMPENSATION
The following table sets forth certain information with respect to the compensation of each Trustee paid for the fiscal year ended March 31, 2025:

	Aggregate Regular Compensation From the Fund	Aggregate Special Compensation From the Fund	Total Compensation From the Fund
David Gladstone*	$—	$—	$—
Paula Novara*	—	—	—
Michela A. English	21,500	—	21,500
Katharine C. Gorka	20,750	—	20,750
John H. Outland	29,000	—	29,000
Anthony W. Parker	27,250	—	27,250
Walter H. Wilkinson, Jr.	25,000	—	25,000

Total	$123,500	$—	$123,500

*
Mr. Gladstone and Ms. Novara are interested persons of the Fund, within the meaning of Section 2(a)(19) of the 1940 Act, due to their positions as officers of the Fund and of the Adviser and their employment by the Adviser.

Officers who are employed by the Adviser receive no compensation or expense reimbursement from the Fund.

Annual Report | March 31, 2025	29

Gladstone Alternative Income Fund	Trustees & Officers (Unaudited)
March 31, 2025
The following tables present certain information regarding the Board of Trustees and our officers. The address of each Trustee and officer as it relates to our business is 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102. Each Trustee and officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name (Age)	Position Held (Length of Time Served)	Principal Occupation (s) During Past 5 Years	Number of Portfolios in Fund Complex (1) Overseen by Trustee	Other Directorships Held During Past 5 Years
INTERESTED TRUSTEES (2)
David Gladstone (83)	Trustee, Chairman, Chief Executive Officer (since inception)	Founder, Chief Executive Officer and Chairman of the Board of Gladstone Capital Corporation (“Gladstone Capital”) since its inception in 2001, of Gladstone Investment Corporation (“Gladstone Investment”) since its inception 2005, of Gladstone Commercial Corporation (“Gladstone Commercial”) since its inception in 2003, of Gladstone Land Corporation (“Gladstone Land”) since its inception in 1997 and of the Fund since its inception in 2024. Founder, Chief Executive Officer and Chairman of the Board of the Adviser. Since 2010, Mr. Gladstone also serves on the board of managers of the Distributor. Chief Executive Officer, President, Chief	3	Gladstone Capital; Gladstone Investment; Gladstone Commercial; Gladstone Land; Gladstone Acquisition

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Gladstone Alternative Income Fund	Trustees & Officers (Unaudited)
March 31, 2025

Name (Age)	Position Held (Length of Time Served)	Principal Occupation (s) During Past 5 Years	Number of Portfolios in Fund Complex (1) Overseen by Trustee	Other Directorships Held During Past 5 Years
		Investment Officer. Chief Executive Officer, President, Chief Investment Officer and Director of Gladstone Acquisition from January 2021 until October 2022.

Paula Novara (55)	Trustee; Head of Resource Management (since 2024)	Head of Human Resources, Facilities & Office Management and IT at Gladstone Capital, Gladstone Investment, Gladstone Commercial, Gladstone Land and the Fund since 2001, 2005, 2003, 1997, and 2024, respectively.	3	Gladstone Capital; Gladstone Investment; Gladstone Commercial; Gladstone Land

INDEPENDENT TRUSTEES

Michela A. English (75)	Trustee (since 2024)	Private Investor and Director on multiple non-profit boards.	3	Gladstone Capital; Gladstone Investment; Gladstone Commercial; Gladstone Land; Gladstone Acquisition

Katharine C. Gorka (64)	Trustee (since 2024)	President of Threat Knowledge Group, which provides training and expertise on threats to U.S. national security, since 2010, President of Revere Pay, Inc., and the chair of the Fairfax County Republican Party since 2024; senior policy advisor in the Office of Policy at the Department	3	Gladstone Capital; Gladstone Investment; Gladstone Commercial; Gladstone Land

Annual Report | March 31, 2025	31

Gladstone Alternative Income Fund	Trustees & Officers (Unaudited)
March 31, 2025

Name (Age)	Position Held (Length of Time Served)	Principal Occupation (s) During Past 5 Years	Number of Portfolios in Fund Complex (1) Overseen by Trustee	Other Directorships Held During Past 5 Years
		of Homeland Security from 2017 to 2020; press secretary for U.S. Customs and Border Protection in 2020; and Director for Civil Society at The Heritage Foundation from 2020 to 2022.

John H. Outland (79)	Trustee (since 2024)	Private investor since June 2006.	3	Gladstone Capital; Gladstone Investment; Gladstone Commercial; Gladstone Land; Gladstone Acquisition

Anthony W. Parker (79)	Trustee (since 2024)	Founder and Chairman of the Board of Parker Tide Corp., a federal government contracting company providing human resources, procurement and adjudication services to the federal government, with projects in 12 different states, since 1997.	3	Gladstone Capital; Gladstone Investment; Gladstone Commercial; Gladstone Land; Gladstone Acquisition

Walter H. Wilkinson, Jr. (78)	Trustee (since 2024)	Founder and former General Partner of Kitty Hawk Capital, a venture capital firm, from its founding in 1980 through 2016.	3	Gladstone Capital; Gladstone Investment; Gladstone Commercial; Gladstone Land; Gladstone Acquisition

(1)	The Fund Complex includes Gladstone Capital and Gladstone Investment, each a business development company advised by the Adviser.
(2)
Mr. Gladstone and Ms. Novara are interested persons of the Fund, within the meaning of Section 2(a)(19) of the 1940 Act, due to their positions as officers of the Fund and of the Adviser and their employment by the Adviser.

32	www.gladstoneintervalfund.com

Gladstone Alternative Income Fund	Trustees & Officers (Unaudited)
March 31, 2025

OFFICERS

Name (Age)	Position Held with the Fund	Year Appointed	Principal Occupation (s) During Past 5 Years
John Sateri (56)	President	Since Inception	Managing Director of the Adviser since 2007. Investment Committee member of the Adviser for Gladstone Land, Gladstone Investment, Gladstone Capital and Gladstone Commercial since 2021. President of the Fund since 2024.

Michael Malesardi (64)	Treasurer and Chief Financial Officer	Since Inception	Chief Financial Officer and Treasurer of the Adviser since 2018. Chief Financial Officer and Treasurer of Gladstone Acquisition Corporation from January 2021 until October 2022. Chief Financial Officer and Treasurer of the Fund since 2024.

Michael LiCalsi (54)	General Counsel and Secretary	Since Inception	General Counsel for each of Gladstone Capital, Gladstone Investment, Gladstone Commercial and Gladstone Land since October 2009 and Secretary of each since October 2012. President of the Administrator since July 2013. Managing Principal and Chief Legal Officer of the Distributor and member of its board of managers since October 2010. General Counsel and Secretary of Gladstone Acquisition Corporation from January 2021 until October 2022. General Counsel and Secretary of the Fund since 2024.

Annual Report | March 31, 2025	33

Gladstone Alternative Income Fund	Board Consideration of Investment Advisory Agreement
March 31, 2025 (Unaudited)
At an
in-person
meeting held on October 1, 2024 (the “Meeting”), the Board of the Fund, including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), approved, on behalf of the Fund, (i) an initial 1940 Act and (ii) an investment advisory agreement (the “New Advisory Agreement” and together with the Initial Advisory Agreement, the “Advisory Agreement”) between the Fund and the Adviser to be entered into in connection with the anticipated change of control of the Adviser. There are no changes to the terms of the Advisory Agreement between the Initial Advisory Agreement and the New Advisory Agreement, including the fee structure and services to be provided, other than the date and term of the New Advisory Agreement as compared to the Initial Advisory Agreement. The Initial Advisory Agreement terminated, and the New Advisory Agreement was entered into, on January 24, 2025.
In determining whether to approve the Advisory Agreement, the Trustees, including the Independent Trustees, considered information provided by the Adviser in response to a request for information in accordance with Section 15(c) of the 1940 Act (the “Adviser 15(c) Response”) regarding (1) the nature, extent and quality of services to be provided by the Adviser; (2) the investment performance of the Fund and the Adviser (including with respect to other funds, business development companies or accounts, as the Fund was newly-organized); (3) the estimated costs of the services to be provided and the estimated profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows; and (5) whether the proposed fee level reflects these economies of scale for the benefit of investors.
During the meeting, representatives of the Adviser responded to questions from the Board of Trustees. In addition to the foregoing information, the Trustees also considered other factors they believed to be relevant to considering the approval of the Advisory Agreement, including the specific matters discussed below.
The Trustees considered the Adviser’s proposed specific responsibilities in the day-to-day
investment management of the Fund, noting that they were consistent with those of the business development companies managed by the Adviser. The Trustees noted the Adviser’s statements regarding its assets under management and the scale of the operations of the Adviser and its affiliates. The Trustees also considered the experience and credentials of the Adviser’s key personnel, including the Fund’s executive officers. The Trustees next considered the legal, operations and compliance of the Gladstone platform and dedicated resources as well as its cyber security program. Based on the factors above, as well as those discussed below, the Independent Trustees concluded that they were satisfied with the nature, extent and quality of the services to be provided to the Fund by the Adviser.
The Trustees considered that the Fund is newly formed, and therefore did not have historical performance. The Trustees considered the past performance of the business development companies managed by the Adviser that had overlapping investment objectives, investment policies and portfolio management to those of the Fund and determined that they were satisfied with the Adviser’s performance with respect to such funds. The Trustees also considered the historical performance of a peer group of interval funds selected by the Adviser based on investment strategies that purport to invest in securities similar to those the Fund will focus on.
The Trustees then reviewed the fee structure under the Advisory Agreement and considered comparative data with respect to the expense ratios and the amount and structure of the expenses paid by the Fund’s peer group. The Trustees noted that the Fund’s base management fee was slightly lower than the average for its peer group and that the incentive fee structure was equal to the average of the Fund’s peer group. The Trustees considered that the estimated expense ratio for the Fund during its initial year of fundraising is expected to be near the maximum for the peer group and considered the impact of the Expense Support and Conditional Reimbursement Agreement (the “Expense Agreement”) between the Fund and the Adviser on such ratio. The Trustees also noted

34	www.gladstoneintervalfund.com

Gladstone Alternative Income Fund	Board Consideration of Investment Advisory Agreement
March 31, 2025 (Unaudited)

the current fee structures for the business development companies managed by the Adviser. The Trustees considered the various factors that contributed to the differences in fees charged to the Adviser’s clients. Based on the information reviewed and the considerations detailed above, the Trustees noted that the fee and expense structure appeared to be fair and reasonable in relation to the services provided by the Adviser.
The Trustees considered whether the Adviser expected to experience economies of scale in connection with its management of the Fund. The Trustees noted that the amount of time and effort involved in originating loans to lower and middle market companies consistent with the Fund’s expected investment strategy would limit the Adviser’s ability to realize significant economies of scale regardless of the Fund’s size.
The Trustees considered the expected profitability of the Adviser’s relationship with the Fund. The Trustees noted the Adviser’s anticipated expenses in fulfilling its obligations pursuant to the Advisory Agreement and the Expense Agreement. The Trustees noted that the Adviser did not expect to generate profits from its management of the Fund during the first two years of operations, but further noted that the Adviser had the resources to absorb such a loss and that it was reasonable of the Adviser to take a long-term view of profitability.
No single factor was determinative of the Board’s decision to approve the Advisory Agreement; rather, the Trustees based their determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Annual Report | March 31, 2025	35

Gladstone Alternative Income Fund	Investor Data Privacy Notice
March 31, 2025 (Unaudited)

We are committed to maintaining the privacy of our shareholders and to safeguarding their non-public
personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, we will not receive any nonpublic personal information about holders of the Shares, although certain of our shareholders’
non-public
information may become available to us. The
non-public
personal information that we may receive falls into the following categories:

•	information we receive from shareholders. This includes shareholders’ communications to us concerning their investment;

•	information about shareholders’ transactions and history with us; or

•	other general information that we may obtain about shareholders, such as demographic and contact information (such as a shareholder’s address).
We do not disclose any
non-public
personal information about shareholders or former shareholders to anyone, except:

•
to our affiliates (such as the Adviser and the Administrator) and their employees that have a legitimate business need for the information. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a shareholder’s account or comply with legal requirements;

•
to our service providers (such as our administrators, accountants, attorneys, custodians, transfer agent, underwriters and proxy solicitors) and their employees as is necessary to service shareholder accounts or otherwise provide the applicable service;

•	to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

•	as allowed or required by applicable law or regulation.
When we share nonpublic shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders’ privacy. We do not permit use of shareholder information for any non-business
or marketing purpose. We do not, and do not permit third parties to, rent, sell or trade personal information collected about you.
We maintain, and require our service providers to maintain, physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our shareholders, to prevent unauthorized access or use and to dispose of such information when it is no longer required.
We may choose to modify our privacy policies at any time. Before we do so, we will notify Shareholders and provide a description of our privacy policy.
In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer your non-public
personal information to the new party in control or the party acquiring assets.

36	www.gladstoneintervalfund.com

GLADSTONE ALTERNATIVE INCOME FUND

www.gladstoneintervalfund.com

Gladstone Alternative Income Fund
1521 Westbranch Drive, Suite 100
McLean, VA 22102
(833) 849-5993
galt.interval.fund@gladstone.com
www.gladstoneintervalfund.com

Investment Adviser
Gladstone Management Corporation
1521 Westbranch Drive, Suite 100
McLean, VA 22102

Transfer Agent
SS&C GIDS, Inc.
801 Pennsylvania Ave., Suite 219027
Kansas City, MO 64105-1307

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	During the period covered by this report, there were no amendments to the registrant’s Code of Ethics.

(d)	During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	Not applicable.

(f)	The registrant’s code of ethics referred to in Item 2(a) above is attached as Exhibit 19(a)(1) hereto.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of trustees have determined that the registrant has at least one audit committee financial expert serving on its audit committee. The registrant’s board of trustees have determined that Anthony W. Parker is an audit committee financial expert. Mr. Parker is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

March 31, 2025 - $181,000

Audit fees represent the aggregate fees expected to be billed for the period December 9, 2024 (commencement of operations) through March 31, 2025 for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(b)	Audit-Related Fees

March 31, 2025 - $0

The registrant was not billed for any fees for the period December 9, 2024 (commencement of operations) through March 31, 2025 for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statement and not otherwise included under “Audit Fees” above.

(c)	Tax Fees

March 31, 2025 - $0

“Tax fees” shown above represent the aggregate fees expected to be billed for the preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns for the period December 9, 2024 (commencement of operations) through March 31, 2025.

(d)	All Other Fees

March 31, 2025- $0

The registrant was not billed any fees for products and services not otherwise included in items (a) – (c) shown above for the period December 9, 2024 (commencement of operations) through March 31, 2025.

(e)	(1) Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee is required to pre-approve the audit and non-audit services performed by PricewaterhouseCoopers LLC (the “Auditor”) in order to ensure that the provision of such services to the registrant does not impair the independence of the Auditor. Unless a type of service to be provided by the Auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved fee levels will require specific pre-approval by the Audit Committee.

(2) Percentages of Services Approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2025
Audit Related	—%
Tax Fees	—%
Other Fees	N/A

(f)

During the audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the Gladstone Management Corporation, the registrant’s investment adviser (the “Adviser”) (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant for the period December 9, 2024 (commencement of operations) through March 31, 2025: $0.

(h)

The registrant’s audit committee has considered whether the provision of non-audit services to the Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Annual Report to Stockholders filed under Item 1(a) of this report.

(b)	Not applicable to registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The Statement Regarding Basis for Approval of Investment Advisory Contract for the registrant is included as part of the Annual Report to Stockholders filed under Item 1.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

See attached Appendix A for the Adviser’s proxy voting policy.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Portfolio Managers

The following are the portfolio managers as of the date of the filing of this report who is responsible for the day-to-day management of the registrant’s portfolio and the selection of its investments.

Name	Position(s) Held with Trust	Principal Occupations Last 5 Years
David Gladstone	Trustee, Chairman, Chief Executive Officer	Founder, Chief Executive Officer and Chairman of the Board of Gladstone Capital Corporation (“Gladstone Capital”) since its inception in 2001, of Gladstone Investment Corporation (“Gladstone Investment”) since its inception 2005, of Gladstone Commercial Corporation (“Gladstone Commercial”) since its inception in 2003, of Gladstone Land Corporation (“Gladstone Land”) since its inception in 1997 and of the registrant since its inception in 2024. Founder, Chief Executive Officer and Chairman of the

Board of the Adviser. Since 2010, Mr. Gladstone also serves on the board of managers of Gladstone Securities, LLC (the “Distributor”). Chief Executive Officer, President, Chief Investment Officer. Chief Executive Officer, President, Chief Investment Officer and Director of Gladstone Acquisition Corporation from January 2021 until October 2022.

John Sateri	President	Managing Director of the Adviser since 2007 and President of the registrant since its inception in 2024. Investment Committee member of the Adviser for Gladstone Land, Gladstone Investment, Gladstone Capital and Gladstone Commercial since 2021 and of the registrant since 2024.

Laura Gladstone	Portfolio Manager	Managing Director of the Adviser since 2001. Investment Committee member of the Adviser for Gladstone Land, Gladstone Investment, Gladstone Capital and Gladstone Commercial since 2021 and of the registrant since 2024.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or management Team

As of March 31, 2025:

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets (millions)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance (millions)
David Gladstone	Registered Investment Companies:	—	—	—	—
	Other Pooled Investment Vehicles:	4	$4,225.4	4	$4,225.4
	Other Accounts:	—	—	—	—
John Sateri	Registered Investment Companies:	—	—	—	—
	Other Pooled Investment Vehicles:	4	$4,225.4	4	$4,225.4
	Other Accounts:	—	—	—	—
Laura Gladstone	Registered Investment Companies:	—	—	—	—
	Other Pooled Investment Vehicles:	4	$4,225.4	4	$4,225.4
	Other Accounts:	—	—	—	—

Potential Conflicts of Interest

Our executive officers and trustees, and the officers and directors of the Adviser, serve or may serve as officers, directors, or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our or our shareholders’ best interests. For example, Mr. Gladstone, our chairman and chief executive officer, is the chairman of the board and chief executive officer of the Adviser, Gladstone Administration, LLC (the “Administrator”), the Distributor, and each of the publicly traded business development companies and real estate investment trusts managed by the Adviser. In addition, Mr. Sateri, our president, is also Managing Director of the Adviser. Mr. Malesardi, our chief financial officer, is also chief financial officer of the Adviser. While portfolio managers and the officers and other employees of the Adviser devote as much time to the management of us as appropriate to enable the Adviser to perform its duties in accordance with the investment advisory agreement (the “Advisory Agreement”) between the registrant and the Adviser, the portfolio managers and other of the Adviser’s officers may have conflicts in allocating their time and services among us, on the one hand, and other investment vehicles managed by the Adviser, on the other hand. These activities could be viewed as creating a conflict of interest insofar as the time and effort of the portfolio managers and the officers and employees of the Adviser will not be devoted exclusively to our business but will instead be allocated between our business and the management of these other investment vehicles. Moreover, the Adviser may establish or sponsor other investment vehicles which from time to time may have potentially overlapping investment objectives with ours and accordingly may invest in, whether principally or secondarily, asset classes we target. While the Adviser generally has broad authority to make investments on behalf of the investment vehicles that it advises, the Adviser has adopted investment allocation procedures to address these potential conflicts and intends to direct investment opportunities to us or the other funds that are managed by the Adviser with the investment strategy that most closely fits the investment opportunity. Nevertheless, the management of the Adviser may face conflicts in the allocation of investment opportunities to other entities it manages. As a result, it is possible that we may not be given the opportunity to participate in certain investments made by other funds managed by the Adviser.

In certain circumstances, we may make investments in a portfolio company in which one of our affiliates has or will have an investment, subject to satisfaction of any regulatory restrictions and, where required, the prior approval of our Board of Trustees. As of October 1, 2024, the Board has approved the following types of transactions:

•

Our affiliates, Gladstone Commercial and Gladstone Land, may, under certain circumstances, lease property to portfolio companies that we do not control. We may pursue such transactions only if (i) the portfolio company is not controlled by us or any of our affiliates, (ii) the portfolio company satisfies the tenant underwriting criteria of Gladstone Commercial or Gladstone Land, as applicable, and (iii) the transaction is approved by a majority of our independent trustees and a majority of the independent directors of Gladstone Commercial or Gladstone Land, as applicable. We expect that any such negotiations between Gladstone Commercial or Gladstone Land and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive were they not portfolio companies of ours.

•

We may invest simultaneously with Gladstone Capital or Gladstone Investment in senior loans in the broadly syndicated market whereby neither we nor any affiliate has the ability to dictate the terms of the loans.

•

Pursuant to the Co-Investment Order, we may co-invest, under certain circumstances, with certain of our affiliates, including Gladstone Capital, Gladstone Investment and any future business development company or closed-end management investment company that is advised (or sub-advised if it controls the fund) by the Adviser, or any combination of the foregoing subject to the conditions in the Co-Investment Order.

Certain of our officers, who are also officers of the Adviser, may from time to time serve as directors of certain of our portfolio companies. If an officer serves in such capacity for one of our portfolio companies, such officer will owe fiduciary duties to stockholders of the portfolio company, which duties may from time to time conflict with the interests of our shareholders.

In the course of our investing activities, we will pay management and incentive fees to the Adviser and will reimburse the Administrator for certain expenses it incurs. As a result, investors in the shares of the registrant will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through our investors themselves making direct investments. As a result of this arrangement, there may be times when the management team of the Adviser has interests that differ from those of our shareholders, giving rise to a conflict.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

As of March 31, 2025:

The Portfolio Managers receive compensation from the Adviser in the form of a base salary plus bonuses. Each Portfolio Manager’s base salary is determined by a review of salary surveys for persons with comparable experience who are serving in comparable capacities in the industry. Each Portfolio Manager’s base salary is set and reviewed yearly. Like all employees of the Adviser, a Portfolio Manager’s bonuses are tied to the post-tax performance of the Adviser and the entities that it advises. A Portfolio Manager’s bonuses increases or decreases when the Adviser’s income increases or decreases. The Adviser’s income, in turn, is directly tied to the management and incentive fees earned in managing its investment funds, including us. Pursuant to the Advisory Agreement, the Adviser receives a management fee and an incentive fee based on net investment income in excess of the hurdle rates as set out in the Advisory Agreement.

(a)(4) Disclosure of Securities Ownership

As of March 31, 2025, the Portfolio Managers ownership of the registrant was as follows:

Portfolio Managers	Dollar Range of Shares Owned
David Gladstone	over $1,000,000
John Sateri	$50,001-$100,000
Laura Gladstone	none

(b)	Not Applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the registrant have concluded that the disclosure controls and procedures of the registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported within 90 days of the filing date, including that information required to be disclosed is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is attached hereto as Exhibit 19(a)(1) Ex99.Code of Ethics.

(a)(2)	Not applicable.

(a)(3)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached hereto as Ex99.Cert.

(a)(4)	Not applicable.

(a)(5)	Not applicable

(b)

The certifications for the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Gladstone Alternative Income Fund

By:	/s/ David Gladstone
David Gladstone
Chief Executive Officer
(principal executive officer)

Date:	June 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David Gladstone
David Gladstone
Chief Executive Officer
(principal executive officer)

Date:	June 5, 2025

By:	/s/ Michael Malesardi
Michael Malesardi
Chief Financial Officer
(principal financial officer)

Date:	June 5, 2025